UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K/A

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2020

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

                           Delaware                              333-101155, 001-33331                 13-4026700

(State or Other Jurisdiction of Incorporation) (Commission File Numbers) (IRS Employer Identification No.)

1585 Broadway, Second Floor
New York, New York                                                                                         10036

Attention: In-Young Chase

(Address of Principal Executive Offices)                                                (Zip Code)

Registrant’s telephone number, including area code: 212-761-2457

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
SATURNS J. C. Penney Company, Inc. Debenture Backed Trust 2007-1 Callable Class A Units	HJV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the registrant on May 21, 2020 in order to remove an extraneous reference to Item 6.04 from the EDGAR filing reference data. The Current Report only discusses matters pertaining to Item 8.01. The sole purpose of this Amendment is to remove the extraneous reference to Item 6.04 in the filing reference data.

Section 8 Other Events

Item 8.01	Other Events

On May 20, 2020, U.S. Bank National Association, as Trustee for the Trust, issued a notice to the Unitholders, Warrantholders, Depositor and Rating Agencies regarding the bankruptcy filing by J. C. Penney Corporation, Inc. (formerly known as J. C. Penney Company, Inc.), which constitutes an Underlying Security Default and Trust Wind-Up Event under the Trust Agreement, and the termination of the Trust. Under the terms of the Trust Agreement, there will be a liquidation of the Underlying Securities and a distribution of the net proceeds of such liquidation (if any) to Unitholders as described in the notice. The Trust will be terminated following such distribution. A copy of the notice is attached as Exhibit 99.1 hereto.

In addition, on May 19, 2020, the New York Stock Exchange (NYSE) issued a press release regarding the delisting of the Class A Units from NYSE and the immediate suspension of trading in the Class A Units. A copy of the press release is attached as Exhibit 99.2 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 26, 2020

MS STRUCTURED ASSET CORP.

(Registrant)

By: /s/ In-Young Chase

Name: In-Young Chase

Title: Authorized Person

EXHIBIT INDEX

Exhibit 99.1 Notice dated May 20, 2020

Exhibit 99.2 Press release dated May 19, 2020